Note 9 - Federal Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Text Block]
NOTE 9 – FEDERAL INCOME TAXES

Federal income taxes consist of the following:

(In Thousands of Dollars)	2012	2011	2010
Current expense	$4,283	$3,133	$1,013
Deferred expense (benefit)	(27)	(1,299)	14
Change in deferred tax valuation allowance	0	0	485
Total	$4,256	$1,834	$1,512

A reconciliation of the difference between federal income tax expense and the amount computed by applying the federal statutory tax rate of 34% in 2012, 2011 and 2010 is as follows:

(In Thousands of Dollars)	2012	2011	2010
Tax at statutory rate	$5,177	$2,610	$1,846
Effect of tax-exempt interest	(479)	(443)	(489)
Deferred tax valuation allowance	0	0	485
Other	(442)	(333)	(330)
Federal income taxes	$4,256	$1,834	$1,512

Effective tax rate	29%	25%	29%

The components of deferred tax assets and liabilities included in other assets on the Consolidated Balance Sheet consist of the following at December 31st year end:

(In Thousands of Dollars)
	2012	2011
Deferred tax assets:
Allowance for loan losses	$7,256	$7,147
Deferred compensation	655	718
Losses on capital investments	1,159	1,727
Other	1,254	1,304
Total deferred tax assets	10,324	10,896
Deferred tax liabilities:
Fixed assets	(1,821)	(1,851)
Mortgage servicing rights	(1,697)	(1,563)
Purchase accounting adjustments	(234)	(373)
Unrealized gain on securities available for sale	(1,859)	(1,492)
Other	(428)	(992)
Total deferred tax liabilities	(6,039)	(6,271)
Net deferred tax assets	4,285	4,625
Deferred tax valuation allowance	(1,143)	(1,143)
Net deferred tax assets	$3,142	$3,482

A valuation allowance related to deferred tax assets is required when it is considered more likely than not that all or part of the benefits related to such assets will not be realized. In reviewing the company’s position relative to deferred tax assets associated with certain incurred capital losses, management determined that a valuation adjustment of $1,143,000 was necessary at year end 2012, the same amount as yearend 2011. These valuation adjustments were recorded through the income statement on the Federal income tax line item when they occurred. Based on this determination, a non-cash charge was made to record the valuation adjustment, reducing our deferred tax asset, and increasing income tax expense by $485,000 in 2011. The establishment of a valuation allowance does not relinquish our rights to utilize the deferred asset, but rather recognizes that at the current time management does not believe the deferred asset will be able to be utilized prior to its expiration. The deferred assets for which the valuation allowance was established were related to capital losses for which we do not believe we will have capital gains to offset. These assets are: $70,000 to expire in 2013, and $588,000 to expire in 2015 and $485,000 for which an expiration date has yet to be established, as we have not sold the underlying stock.

Losses on capital investments have a three year carry back and five year carry forward time period for offset. The timeframe begins with the sale of the investment. Certain tax planning strategies have been established, including the possible sale and leaseback of certain of our facilities or other assets that management believes could be executed if necessary to retain the benefits listed above.

Net deferred tax assets at December 31, 2012 and 2011 are included in other assets in the accompanying consolidated balance sheets.